SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):      November 14, 2006
ATLANTIS PLASTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-09487	06-1088270

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1870 The Exchange, Suite 200, Atlanta, Georgia	30339

(Address of Principal Executive Office)	(Zip Code)
Registrant’s telephone number, including area code:      (800) 497-7659
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit 99.1

Item 2.02. Results of Operations and Financial Condition
On November 9, 2006, Atlantis Plastics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior 8-K”) that included a copy of its press release setting forth its third quarter 2006 earnings (the “Earnings Release”). The Company has classified the debt outstanding under its Senior Secured Credit Facility as a current liability on the Company’s September 30, 2006 consolidated balance sheet included in the Company’s Form 10-Q for the three and nine month periods ended September 30, 2006, which was filed with the Securities and Exchange Commission on November 14, 2006. The purpose of this amendment to the Prior 8-K is to update the balance sheet information included therein to reflect the classification of such outstanding debt as a current liability.
As previously disclosed, in October 2006, the Company amended its senior secured term loan and revolving credit facility agreement to waive certain financial covenants applicable to the 9-month period ended September 30, 2006 and the Company is currently negotiating with its senior secured lenders to further amend certain financial covenants through the remainder of the loan term. While the Company believes it will be successful in negotiating acceptable financial covenants, it can make no such guarantee. The Company has determined that all of its Senior Secured Credit Facility should be classified as a current liability as of September 30, 2006 as a result of the potential for the acceleration of the loans outstanding under this facility if the Company is unable to obtain an amendment to the current covenants. For additional information, please see the Company’s Form 10-Q for the quarterly period ended September 30, 2006.
A copy of the Company’s updated balance sheet information is attached hereto as Exhibit 99.1 and is hereby incorporated herein.
The information in this report on Form 8-K/A (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
The registrant does not have, and expressly disclaims, any obligation to release any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
The text included with this report is available on our website located at www.atlantisstock.com , although we reserve the right to discontinue that availability at any time.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Exhibits.

Exhibit 99.1	Updated balance sheet information with respect to the Press Release from the registrant, dated November 9, 2006, entitled “Atlantis Plastics Announces Third Quarter 2006 Results”.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLANTIS PLASTICS, INC.
Date: November 16, 2006	By:	/s/ Paul G. Saari
PAUL G. SAARI
Senior Vice President, Finance and Chief Financial Officer